News Release

Media Contact: Jennifer Garber
24-Hour: 800.559.3853
Analyst Contact: Abby Motsinger
Office: 704.382.7624
May 9, 2023
Duke Energy reports first-quarter 2023 financial results
▪First-quarter 2023 reported EPS of $1.01 and adjusted EPS of $1.20
▪Results reflect mild winter weather, among the warmest on record and $0.22 below normal
▪Commercial Renewables sale process in late stage
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first-quarter 2023 reported EPS of $1.01, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.20. This is compared to reported EPS of $1.08 and adjusted EPS of $1.29 for the first quarter of 2022.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between the first-quarter 2023 reported and adjusted EPS included an estimated impairment on the sale of the Commercial Renewables business.
Lower first-quarter 2023 adjusted results were driven by unfavorable weather, higher interest expense, and lower volumes. These items were partially offset by growth from riders and other retail margin, lower storm costs, and favorable rate case impacts.
The company is reaffirming the adjusted 2023 EPS guidance range of $5.55 to $5.75, and long-term adjusted EPS growth rate of 5% to 7% through 2027 off the 2023 midpoint of $5.65. Management does not forecast reported GAAP EPS and related long-term growth rates.
"We're making great progress on our strategy across our entire service territory, meeting our commitments and advancing investments in a balanced way to better serve our customers,” said Lynn Good, Duke Energy chair, president and chief executive officer. "From grid improvements, to adding renewables, to advancing policy, we're taking collective action to transform and ready the system for a zero-carbon future."
“We’re responding to warm winter weather in the first quarter through disciplined cost management and other agility measures. With three quarters remaining, including our strongest quarter ahead, we are reaffirming our 2023 EPS guidance range of $5.55 to $5.75. We're also on track to deliver our long-term growth rate of 5% to 7% through 2027, off the midpoint of the 2023 range.”

Duke Energy News Release    2

Business segment results
In addition to the following summary of first-quarter 2023 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported and adjusted basis, Electric Utilities and Infrastructure recognized first-quarter 2023 segment income of $791 million, compared to reported and adjusted segment income of $723 million and $896 million, respectively, in the first quarter of 2022. On an adjusted basis, this represents a decrease of $0.14 per share. Lower quarterly results were primarily due to unfavorable weather, lower volumes and higher interest expense, partially offset by lower storm costs, riders and other retail margin, and favorable rate case impacts.
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized first-quarter 2023 segment income of $287 million, compared to reported and adjusted segment income of $254 million in the first quarter of 2022. On an adjusted basis, this represents an increase of $0.04 per share. Higher quarterly results were primarily driven by growth from riders and other retail margin.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a first-quarter 2023 segment loss of $168 million, compared to reported and adjusted segment loss of $171 million in the first quarter of 2022. On an adjusted basis, this represents an increase of $0.01 per share. Higher quarterly results were primarily due to higher returns on investments, partially offset by higher interest expense.
Discontinued Operations
Discontinued operations primarily includes the estimated impairment on the sale of the Commercial Renewables business along with results from Duke Energy's Commercial Renewables business. In November 2022, the company announced it had initiated a sale process of the Commercial Renewables business, which is expected to close in the second half of 2023.
For the first quarter of 2023, Duke Energy's GAAP reported Loss from Discontinued Operations, net of tax, includes an estimated impairment loss on the sale of the Commercial Renewables business and other transaction costs of approximately $175 million.

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Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first quarter of 2023 was 13.8% compared to 2.9% in the first quarter of 2022. The increase in the effective tax rate was primarily due to a decrease in the amortization of excess deferred taxes.
The effective tax rate including noncontrolling interests and preferred dividends and excluding special items for the first quarter of 2023 was 14.2% compared to 8.0% in the first quarter of 2022. The increase was primarily due to a decrease in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss first-quarter 2023 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair, president and chief executive officer, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 844.200.6205 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 676030. Please call in 10 to 15 minutes prior to the scheduled start time.
A recording of the webcast with transcript will be available on the investors' section of the company’s website by May 10.
Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported earnings per share to adjusted earnings per share for first-quarter 2023 and 2022 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2023 EPS	1Q 2022 EPS
EPS, as reported		$1.01	$1.08
Adjustments to reported EPS:
First Quarter 2023
Discontinued operations	$145	$0.19
First Quarter 2022
Regulatory matters	$173		$0.23
Discontinued operations	(12)		(0.02)
Total adjustments		$0.19	$0.21
EPS, adjusted		$1.20	$1.29

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Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Regulatory matters represents the net impact of charges related to the 2022 Indiana Supreme Court ruling on coal ash.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income (loss) and other net loss. Segment income (loss) is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income (loss) includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income (loss) adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income (loss) and other net loss.

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Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. Its electric utilities serve 8.2 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 50,000 megawatts of energy capacity. Its natural gas unit serves 1.6 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The company employs 27,600 people.

Duke Energy is executing an aggressive clean energy transition to achieve its goals of net-zero methane emissions from its natural gas business by 2030 and net-zero carbon emissions from electricity generation by 2050. The company has interim carbon emission targets of at least 50% reduction from electric generation by 2030, 50% for Scope 2 and certain Scope 3 upstream and downstream emissions by 2035, and 80% from electric generation by 2040. In addition, the company is investing in major electric grid enhancements and energy storage, and exploring zero-emission power generation technologies such as hydrogen and advanced nuclear.

Duke Energy was named to Fortune’s 2023 “World’s Most Admired Companies” list and Forbes’ “World’s Best Employers” list. More information is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos and videos. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The ability to implement our business strategy, including our carbon emission reduction goals;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

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◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦The impact of extraordinary external events, such as the pandemic health event resulting from COVID-19, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns and costs related thereto;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;

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◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities, as well as the successful sale of the Commercial Renewables Disposal Groups;
◦The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;
◦The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions may not yield the anticipated benefits; and
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2023
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$791	$—		$—	$791
Gas Utilities and Infrastructure	287	—		—	287
Total Reportable Segment Income	1,078	—		—	1,078
Other	(168)	—		—	(168)
Discontinued Operations	(145)	145	A	145	—
Net Income Available to Duke Energy Corporation Common Stockholders	$765	$145		$145	$910
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.01	$0.19		$0.19	$1.20
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Recorded in Loss from Discontinued Operations, net of tax, and Net Loss Attributable to Noncontrolling Interests on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2022
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Regulatory Matters		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$723	$173	A	$—		$173	$896
Gas Utilities and Infrastructure	254			—		—	254
Total Reportable Segment Income	977	173		—		173	1,150
Other	(171)	—		—		—	(171)
Discontinued Operations	12	—		$(12)	B	(12)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$818	$173		$(12)		$161	$979
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.08	$0.23		$(0.02)		$0.21	$1.29
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $62 million tax benefit. $211 million recorded within Impairment of assets and other charges and $46 million within Regulated electric (Operating revenues) related to the Duke Energy Indiana Supreme Court ruling on the Condensed Consolidated Statements of Operations. $22 million recorded within Noncontrolling Interests related to the same Duke Energy Indiana Supreme Court ruling.
B – Recorded in Loss from Discontinued Operations, net of tax, and Net Loss Attributable to Noncontrolling Interests on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2023
(Dollars in millions)

	Three Months Ended March 31, 2023
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,125
Noncontrolling Interests	(25)
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,061

Reported Income Tax Expense From Continuing Operations	$155	13.8%
Noncontrolling Interest Portion of Income Taxes(a)	(4)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$151	14.2%

	Three Months Ended March 31, 2022
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$860
Regulatory Matters	257
Noncontrolling Interests	(14)
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,064

Reported Income Tax Expense From Continuing Operations	$25	2.9%
Regulatory Matters	62
Noncontrolling Interest Portion of Income Taxes(a)	$(2)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$85	8.0%
(a)    Income tax related to non-pass-through entities for tax purposes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2023 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2022 YTD Reported Earnings Per Share	$0.94	$0.33	$(0.21)	$0.02	$1.08
Regulatory Matters	0.23	—	—	—	0.23
Discontinued Operations	—	—	—	(0.02)	(0.02)
2022 YTD Adjusted Earnings Per Share	$1.17	$0.33	$(0.21)	$—	$1.29
Weather	(0.19)	—	—	—	(0.19)
Volume(a)	(0.10)	—	—	—	(0.10)
Riders and Other Retail Margin(b)	0.09	0.04	—	—	0.13
Rate case impacts, net(c)	0.09	—	—	—	0.09
Wholesale	(0.03)	—	—	—	(0.03)
Operations and maintenance, net of recoverables(d)	0.10	—	—	—	0.10
Interest Expense(e)	(0.07)	—	(0.07)	—	(0.14)
Depreciation and amortization(e)	(0.01)	—	—	—	(0.01)
Other(f)	(0.02)	—	0.08	—	0.06
Total variance	$(0.14)	$0.04	$0.01	$—	$(0.09)
2023 YTD Adjusted Earnings Per Share	$1.03	$0.37	$(0.20)	$—	$1.20
Discontinued Operations	—	—	—	(0.19)	(0.19)
2023 YTD Reported Earnings Per Share	$1.03	$0.37	$(0.20)	$(0.19)	$1.01

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Weighted average shares outstanding is 770 million shares in 2022 and 2023.

(a)    Includes block pricing (-$0.02).
(b)    Electric Utilities and Infrastructure includes +$0.02 from rider growth and transmission revenues. Also includes favorable lighting revenues, higher late payment fees and regulatory true ups (+$0.02).
(c)    Electric Utilities and Infrastructure includes revenues from the DEF multiyear rate plan (+$0.04) and DOE nuclear fuel storage funding at DEF (+$0.05). Per the 2021 Settlement, DEF is permitted to recognize into earnings a total of $173 million through the approved settlement period, while also remaining within the approved return on equity band.
(d)    Electric Utilities and Infrastructure primarily due to higher storm costs in the prior year.
(e)    Electric Utilities and Infrastructure excludes rate case impacts.
(f)    Electric Utilities and Infrastructure includes the impact of GIC minority interest sale. Other includes higher returns on investments.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
Operating Revenues
Regulated electric	$6,324	$5,933
Regulated natural gas	882	1,002
Nonregulated electric and other	70	76
Total operating revenues	7,276	7,011
Operating Expenses
Fuel used in electric generation and purchased power	2,377	1,817
Cost of natural gas	298	481
Operation, maintenance and other	1,310	1,548
Depreciation and amortization	1,227	1,257
Property and other taxes	389	382
Impairment of assets and other charges	8	215
Total operating expenses	5,609	5,700
Gains on Sales of Other Assets and Other, net	7	3
Operating Income	1,674	1,314
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	20	26
Other income and expenses, net	151	89
Total other income and expenses	171	115
Interest Expense	720	569
Income From Continuing Operations Before Income Taxes	1,125	860
Income Tax Expense From Continuing Operations	155	25
Income From Continuing Operations	970	835
Loss From Discontinued Operations, net of tax	(209)	(15)
Net Income	761	820
Add: Net Loss Attributable to Noncontrolling Interests	43	37
Net Income Attributable to Duke Energy Corporation	804	857
Less: Preferred Dividends	39	39
Net Income Available to Duke Energy Corporation Common Stockholders	$765	$818

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.20	$1.06
(Loss) Income from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$(0.19)	$0.02
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.01	$1.08
Weighted average shares outstanding
Basic and Diluted	770	770

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2023	December 31, 2022
ASSETS
Current Assets
Cash and cash equivalents	$451	$409
Receivables (net of allowance for doubtful accounts of $45 at 2023 and $40 at 2022)	1,035	1,309
Receivables of VIEs (net of allowance for doubtful accounts of $169 at 2023 and $176 at 2022)	2,635	3,106
Inventory	3,865	3,584
Regulatory assets (includes $106 at 2023 and 2022 related to VIEs)	3,502	3,485
Assets held for sale	374	356
Other (includes $42 at 2023 and $116 at 2022 related to VIEs)	452	973
Total current assets	12,314	13,222
Property, Plant and Equipment
Cost	166,096	163,839
Accumulated depreciation and amortization	(53,162)	(52,100)
Facilities to be retired, net	8	9
Net property, plant and equipment	112,942	111,748
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,691 at 2023 and $1,715 at 2022 related to VIEs)	14,702	14,645
Nuclear decommissioning trust funds	9,124	8,637
Operating lease right-of-use assets, net	1,019	1,042
Investments in equity method unconsolidated affiliates	465	455
Assets held for sale	5,538	$5,634
Other (includes $50 at 2023 and $52 at 2022 related to VIEs)	3,426	3,400
Total other noncurrent assets	53,577	53,116
Total Assets	$178,833	$178,086
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$3,214	$4,754
Notes payable and commercial paper	3,731	3,952
Taxes accrued	586	722
Interest accrued	693	626
Current maturities of long-term debt (includes $101 at 2023 and $350 at 2022 related to VIEs)	3,330	3,878
Asset retirement obligations	732	773
Regulatory liabilities	1,283	1,466
Liabilities associated with assets held for sale	476	535
Other	1,970	2,167
Total current liabilities	16,015	18,873
Long-Term Debt (includes $3,334 at 2023 and $3,108 at 2022 related to VIEs)	69,107	65,873
Other Noncurrent Liabilities
Deferred income taxes	10,188	9,964
Asset retirement obligations	11,987	11,955
Regulatory liabilities	13,714	13,582
Operating lease liabilities	851	876
Accrued pension and other post-retirement benefit costs	820	832
Investment tax credits	852	849
Liabilities associated with assets held for sale	1,931	$1,927
Other	1,417	1,502
Total other noncurrent liabilities	41,760	41,487
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2023 and 2022	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2023 and 2022	989	989
Common stock, $0.001 par value, 2 billion shares authorized; 771 million and 770 million shares outstanding at 2023 and 2022	1	1
Additional paid-in capital	44,837	44,862
Retained earnings	2,626	2,637
Accumulated other comprehensive loss	(166)	(140)
Total Duke Energy Corporation stockholders' equity	49,260	49,322
Noncontrolling interests	2,691	2,531
Total equity	51,951	51,853
Total Liabilities and Equity	$178,833	$178,086

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$761	$820
Adjustments to reconcile net income to net cash provided by operating activities	722	975
Net cash provided by operating activities	1,483	1,795

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(3,209)	(2,699)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,747	1,404

Net increase in cash, cash equivalents and restricted cash	21	500
Cash, cash equivalents and restricted cash at beginning of period	603	520
Cash, cash equivalents and restricted cash at end of period	$624	$1,020

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,340	$—	$—	$(16)	$6,324
Regulated natural gas	—	905	—	(23)	882
Nonregulated electric and other	58	6	31	(25)	70
Total operating revenues	6,398	911	31	(64)	7,276
Operating Expenses
Fuel used in electric generation and purchased power	2,396	—	—	(19)	2,377
Cost of natural gas	—	298	—	—	298
Operation, maintenance and other	1,269	119	(35)	(43)	1,310
Depreciation and amortization	1,096	85	54	(8)	1,227
Property and other taxes	348	31	10	—	389
Impairment of assets and other charges	7	1	—	—	8
Total operating expenses	5,116	534	29	(70)	5,609
Gains on Sales of Other Assets and Other, net	1	—	6	—	7
Operating Income	1,283	377	8	6	1,674
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	1	6	13	—	20
Other income and expenses, net	129	17	49	(44)	151
Total Other Income and Expenses	130	23	62	(44)	171
Interest Expense	452	50	256	(38)	720
Income (Loss) from Continuing Operations before Income Taxes	961	350	(186)	—	1,125
Income Tax Expense (Benefit) from Continuing Operations	149	63	(57)	—	155
Income (Loss) from Continuing Operations	812	287	(129)	—	970
Less: Income Attributable to Noncontrolling Interest	21	—	—	—	21
Net Income (Loss) Attributable to Duke Energy Corporation	791	287	(129)	—	949
Less: Preferred Dividends	—	—	39	—	39
Segment Income/Other Net Loss	$791	$287	$(168)	$—	$910
Discontinued Operations					(145)
Net Income Available to Duke Energy Corporation Common Stockholders					$765

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,940	$—	$—	$(7)	$5,933
Regulated natural gas	—	1,025	—	(23)	1,002
Nonregulated electric and other	62	7	30	(23)	76
Total operating revenues	6,002	1,032	30	(53)	7,011
Operating Expenses
Fuel used in electric generation and purchased power	1,837	—	—	(20)	1,817
Cost of natural gas	—	481	—	—	481
Operation, maintenance and other	1,426	182	(27)	(33)	1,548
Depreciation and amortization	1,131	79	53	(6)	1,257
Property and other taxes	337	41	4	—	382
Impairment of assets and other charges	214	—	—	1	215
Total operating expenses	4,945	783	30	(58)	5,700
Gains on Sales of Other Assets and Other, net	2	—	1	—	3
Operating Income	1,059	249	1	5	1,314
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	2	4	20	—	26
Other income and expenses, net	112	13	(25)	(11)	89
Total Other Income and Expenses	114	17	(5)	(11)	115
Interest Expense	376	40	158	(5)	569
Income (Loss) Before Income Taxes	797	226	(162)	(1)	860
Income Tax Expense (Benefit)	83	(28)	(30)	—	25
Net Income (Loss)	714	254	(132)	(1)	835
Add: Net Loss Attributable to Noncontrolling Interest	9	—	—	1	10
Net Income (Loss) Attributable to Duke Energy Corporation	723	254	(132)	—	845
Less: Preferred Dividends	—	—	39	—	39
Segment Income/Other Net Loss	$723	$254	$(171)	$—	$806
Discontinued Operations					12
Net Income Available to Duke Energy Corporation Common Stockholders					$818

Segment Income/Other Net Loss/Net Income Available to Duke Energy Corporation Common Stockholders	$723	$254	$(171)	$—	$806
Special Items	173	—	—	—	173
Adjusted Earnings(a)	$896	$254	$(171)	$—	$979
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$129	$11	$310	$1	$451
Receivables, net	735	283	17	—	1,035
Receivables of variable interest entities, net	2,635	—	—	—	2,635
Receivables from affiliated companies	176	144	1,583	(1,903)	—
Notes receivable from affiliated companies	108	84	2,333	(2,525)	—
Inventory	3,718	113	35	(1)	3,865
Regulatory assets	3,263	137	102	—	3,502
Assets held for sale	—	—	374	—	374
Other	252	27	245	(72)	452
Total current assets	11,016	799	4,999	(4,500)	12,314
Property, Plant and Equipment
Cost	148,017	15,463	2,706	(90)	166,096
Accumulated depreciation and amortization	(48,470)	(3,159)	(1,533)	—	(53,162)
Facilities to be retired, net	—	8	—	—	8
Net property, plant and equipment	99,547	12,312	1,173	(90)	112,942
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	19,303
Regulatory assets	13,412	804	485	1	14,702
Nuclear decommissioning trust funds	9,124	—	—	—	9,124
Operating lease right-of-use assets, net	744	3	272	—	1,019
Investments in equity method unconsolidated affiliates	100	243	121	1	465
Investment in consolidated subsidiaries	592	5	69,678	(70,275)	—
Assets held for sale	—	—	5,538	—	5,538
Other	2,145	326	1,581	(626)	3,426
Total other noncurrent assets	43,496	3,305	77,675	(70,899)	53,577
Total Assets	154,059	16,416	83,847	(75,489)	178,833
Segment reclassifications, intercompany balances and other	(1,070)	(199)	(74,220)	75,489	—
Segment Assets	$152,989	$16,217	$9,627	$—	$178,833

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,468	$267	$478	$1	$3,214
Accounts payable to affiliated companies	731	39	1,015	(1,785)	—
Notes payable to affiliated companies	2,114	359	92	(2,565)	—
Notes payable and commercial paper	—	—	3,731	—	3,731
Taxes accrued	573	90	(77)	—	586
Interest accrued	426	46	222	(1)	693
Current maturities of long-term debt	876	211	2,248	(5)	3,330
Asset retirement obligations	732	—	—	—	732
Regulatory liabilities	1,138	145	—	—	1,283
Liabilities associated with assets held for sale	—	—	476	—	476
Other	1,511	112	497	(150)	1,970
Total current liabilities	10,569	1,269	8,682	(4,505)	16,015
Long-Term Debt	44,015	4,093	21,083	(84)	69,107
Long-Term Debt Payable to Affiliated Companies	618	7	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	11,836	1,238	(2,886)	—	10,188
Asset retirement obligations	11,902	84	—	1	11,987
Regulatory liabilities	12,385	1,288	41	—	13,714
Operating lease liabilities	665	12	175	(1)	851
Accrued pension and other post-retirement benefit costs	300	30	490	—	820
Investment tax credits	851	1	—	—	852
Liabilities associated with assets held for sale	—	—	1,931	—	1,931
Other	768	261	577	(189)	1,417
Total other noncurrent liabilities	38,707	2,914	328	(189)	41,760
Equity
Total Duke Energy Corporation stockholders' equity	59,206	8,125	52,015	(70,086)	49,260
Noncontrolling interests	944	8	1,739	—	2,691
Total equity	60,150	8,133	53,754	(70,086)	51,951
Total Liabilities and Equity	154,059	16,416	83,847	(75,489)	178,833
Segment reclassifications, intercompany balances and other	(1,070)	(199)	(74,220)	75,489	—
Segment Liabilities and Equity	$152,989	$16,217	$9,627	$—	$178,833

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2023
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,934	$1,533	$1,510	$474	$975	$(28)	$6,398
Operating Expenses
Fuel used in electric generation and purchased power	623	545	646	176	449	(43)	2,396
Operation, maintenance and other	433	347	211	91	183	4	1,269
Depreciation and amortization	366	315	190	64	158	3	1,096
Property and other taxes	95	48	120	66	18	1	348
Impairment of assets and other charges	2	4	1	—	—	—	7
Total operating expenses	1,519	1,259	1,168	397	808	(35)	5,116
Gains on Sales of Other Assets and Other, net	—	—	1	—	—	—	1
Operating Income	415	274	343	77	167	7	1,283
Other Income and Expenses, net(b)	59	31	31	6	14	(11)	130
Interest Expense	160	102	115	25	52	(2)	452
Income Before Income Taxes	314	203	259	58	129	(2)	961
Income Tax Expense	37	30	51	9	22	—	149
Net Income (Loss)	277	173	208	49	107	(2)	812
Less: Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	21	21
Segment Income Attributable to Duke Energy Corporation	$277	$173	$208	$49	$107	$(23)	$791
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $24 million for Duke Energy Carolinas, $13 million for Duke Energy Progress, $3 million for Duke Energy Florida and $1 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2023
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$24	$50	$26	$18	$11	$—	$129
Receivables, net	286	159	154	36	90	10	735
Receivables of variable interest entities, net	782	654	448	—	—	751	2,635
Receivables from affiliated companies	181	26	3	199	228	(461)	176
Notes receivable from affiliated companies	—	160	—	168	—	(220)	108
Inventory	1,303	1,082	630	143	560	—	3,718
Regulatory assets	1,311	764	784	22	91	291	3,263
Other	62	57	66	7	64	(4)	252
Total current assets	3,949	2,952	2,111	593	1,044	367	11,016
Property, Plant and Equipment
Cost	55,422	39,396	26,448	8,266	18,295	190	148,017
Accumulated depreciation and amortization	(19,083)	(14,452)	(6,552)	(2,258)	(6,136)	11	(48,470)
Facilities to be retired, net	—	—	—	—	—	—	—
Net property, plant and equipment	36,339	24,944	19,896	6,008	12,159	201	99,547
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	4,309	4,817	2,605	318	903	460	13,412
Nuclear decommissioning trust funds	5,076	3,640	408	—	—	—	9,124
Operating lease right-of-use assets, net	75	356	247	17	48	1	744
Investments in equity method unconsolidated affiliates	—	—	1	—	—	99	100
Investment in consolidated subsidiaries	55	13	3	310	1	210	592
Other	999	658	392	57	265	(226)	2,145
Total other noncurrent assets	10,514	9,484	3,656	1,298	1,217	17,327	43,496
Total Assets	50,802	37,380	25,663	7,899	14,420	17,895	154,059
Segment reclassifications, intercompany balances and other	(263)	(303)	(26)	(346)	192	(324)	(1,070)
Reportable Segment Assets	$50,539	$37,077	$25,637	$7,553	$14,612	$17,571	$152,989
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments, restricted receivables related to Cinergy Receivables Company and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2023
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$872	$511	$616	$219	$247	$3	$2,468
Accounts payable to affiliated companies	236	252	110	22	60	51	731
Notes payable to affiliated companies	1,153	—	886	50	204	(179)	2,114
Taxes accrued	111	56	132	180	106	(12)	573
Interest accrued	142	90	106	29	59	—	426
Current maturities of long-term debt	18	370	330	310	3	(155)	876
Asset retirement obligations	249	272	1	14	197	(1)	732
Regulatory liabilities	418	293	180	39	207	1	1,138
Other	572	413	319	63	145	(1)	1,511
Total current liabilities	3,771	2,257	2,680	926	1,228	(293)	10,569
Long-Term Debt	14,788	11,527	9,353	2,862	4,350	1,135	44,015
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,316	2,542	2,813	809	1,313	43	11,836
Asset retirement obligations	5,148	5,552	346	82	741	33	11,902
Regulatory liabilities	5,817	4,178	618	271	1,517	(16)	12,385
Operating lease liabilities	80	320	201	17	46	1	665
Accrued pension and other post-retirement benefit costs	35	158	110	68	123	(194)	300
Investment tax credits	299	129	233	3	186	1	851
Other	534	89	78	53	32	(18)	768
Total other noncurrent liabilities	16,229	12,968	4,399	1,303	3,958	(150)	38,707
Equity
Total Duke Energy Corporation stockholders equity	15,714	10,478	9,231	2,790	4,734	16,259	59,206
Noncontrolling interests(c)	—	—	—	—	—	944	944
Total equity	15,714	10,478	9,231	2,790	4,734	17,203	60,150
Total Liabilities and Equity	50,802	37,380	25,663	7,899	14,420	17,895	154,059
Segment reclassifications, intercompany balances and other	(263)	(303)	(26)	(346)	192	(324)	(1,070)
Reportable Segment Liabilities and Equity	$50,539	$37,077	$25,637	$7,553	$14,612	$17,571	$152,989
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2023
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$235	$675	$—	$1	$911
Operating Expenses
Cost of natural gas	92	206	—	—	298
Operation, maintenance and other	30	88	1	—	119
Depreciation and amortization	27	57	—	1	85
Property and other taxes	14	16	—	1	31
Impairment of assets and other charges	—	1	—	—	1
Total operating expenses	163	368	1	2	534
Operating Income (Loss)	72	307	(1)	(1)	377
Other Income and Expenses, net
Equity in earnings of unconsolidated affiliates	—	—	6	—	6
Other income and expenses, net	3	15	—	(1)	17
Other Income and Expenses, net	3	15	6	(1)	23
Interest Expense	11	40	—	(1)	50
Income (Loss) Before Income Taxes	64	282	5	(1)	350
Income Tax Expense	12	50	1	—	63
Segment Income	$52	$232	$4	$(1)	$287
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2023
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$8	$—	$4	$(1)	$11
Receivables, net	38	245	—	—	283
Receivables from affiliated companies	59	86	80	(81)	144
Notes receivable from affiliated companies	93	—	—	(9)	84
Inventory	14	99	—	—	113
Regulatory assets	16	121	—	—	137
Other	14	8	4	1	27
Total current assets	242	559	88	(90)	799
Property, Plant and Equipment
Cost	4,277	11,101	86	(1)	15,463
Accumulated depreciation and amortization	(1,024)	(2,136)	—	1	(3,159)
Facilities to be retired, net	—	8	—	—	8
Net property, plant and equipment	3,253	8,973	86	—	12,312
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	322	389	—	93	804
Operating lease right-of-use assets, net	—	3	—	—	3
Investments in equity method unconsolidated affiliates	—	—	238	5	243
Investment in consolidated subsidiaries	—	—	—	5	5
Other	18	279	30	(1)	326
Total other noncurrent assets	664	720	268	1,653	3,305
Total Assets	4,159	10,252	442	1,563	16,416
Segment reclassifications, intercompany balances and other	(118)	(88)	(80)	87	(199)
Reportable Segment Assets	$4,041	$10,164	$362	$1,650	$16,217
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2023
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$64	$191	$12	$—	$267
Accounts payable to affiliated companies	12	73	36	(82)	39
Notes payable to affiliated companies	25	343	—	(9)	359
Taxes accrued	37	59	(6)	—	90
Interest accrued	3	43	—	—	46
Current maturities of long-term debt	165	45	—	1	211
Regulatory liabilities	23	122	—	—	145
Other	2	58	53	(1)	112
Total current liabilities	331	934	95	(91)	1,269
Long-Term Debt	629	3,319	66	79	4,093
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	335	882	20	1	1,238
Asset retirement obligations	57	27	—	—	84
Regulatory liabilities	259	1,016	—	13	1,288
Operating lease liabilities	—	12	—	—	12
Accrued pension and other post-retirement benefit costs	23	7	—	—	30
Investment tax credits	—	1	—	—	1
Other	42	169	50	—	261
Total other noncurrent liabilities	716	2,114	70	14	2,914
Equity
Total Duke Energy Corporation stockholders' equity	2,476	3,885	203	1,561	8,125
Noncontrolling interests	—	—	8	—	8
Total equity	2,476	3,885	211	1,561	8,133
Total Liabilities and Equity	4,159	10,252	442	1,563	16,416
Segment reclassifications, intercompany balances and other	(118)	(88)	(80)	87	(199)
Reportable Segment Liabilities and Equity	$4,041	$10,164	$362	$1,650	$16,217
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	21,868	23,029	(5.0%)	(3.4%)
General Service	17,765	18,053	(1.6%)	(3.2%)
Industrial	11,846	12,501	(5.2%)	(7.4%)
Other Energy Sales	153	137	11.7%	n/a
Unbilled Sales	(2,562)	(107)	(2,294.4%)	n/a
Total Retail Sales	49,070	53,613	(8.5%)	(4.1%)
Wholesale and Other	9,176	10,754	(14.7%)
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	58,246	64,367	(9.5%)

Average Number of Customers (Electric)
Residential	7,199,420	7,079,647	1.7%
General Service	1,036,096	1,030,261	0.6%
Industrial	16,265	16,390	(0.8%)
Other Energy Sales	24,228	24,423	(0.8%)
Total Retail Customers	8,276,009	8,150,721	1.5%
Wholesale and Other	46	39	17.9%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,276,055	8,150,760	1.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,080	9,742	(58.1%)
Nuclear	17,727	22,278	(20.4%)
Hydro	758	590	28.5%
Natural Gas and Oil	20,332	22,202	(8.4%)
Renewable Energy	559	428	30.6%
Total Generation(d)	43,456	55,240	(21.3%)
Purchased Power and Net Interchange(e)	14,966	14,847	0.8%
Total Sources of Energy	58,422	70,087	(16.6%)
Less: Line Loss and Other	176	5,720	(96.9%)
Total GWh Sources	58,246	64,367	(9.5%)

Owned Megawatt (MW) Capacity(c)
Summer	50,111	49,671
Winter	53,154	53,001
Nuclear Capacity Factor (%)(f)	94	96

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	7,708	8,057	(4.3%)
General Service	6,899	6,846	0.8%
Industrial	4,710	4,983	(5.5%)
Other Energy Sales	71	77	(7.8%)
Unbilled Sales	(955)	235	(506.4%)
Total Retail Sales	18,433	20,198	(8.7%)	(3.9%)
Wholesale and Other	2,486	2,351	5.7%
Total Consolidated Electric Sales – Duke Energy Carolinas	20,919	22,549	(7.2%)

Average Number of Customers
Residential	2,407,382	2,363,649	1.9%
General Service	399,791	398,003	0.4%
Industrial	6,095	6,058	0.6%
Other Energy Sales	11,226	11,246	(0.2%)
Total Retail Customers	2,824,494	2,778,956	1.6%
Wholesale and Other	23	17	35.3%
Total Average Number of Customers – Duke Energy Carolinas	2,824,517	2,778,973	1.6%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,379	2,388	(42.3%)
Nuclear	10,596	15,258	(30.6%)
Hydro	480	338	42.0%
Natural Gas and Oil	6,652	6,239	6.6%
Renewable Energy	68	94	(27.7%)
Total Generation(d)	19,175	24,317	(21.1%)
Purchased Power and Net Interchange(e)	2,918	3,006	(2.9%)
Total Sources of Energy	22,093	27,323	(19.1%)
Less: Line Loss and Other	1,174	4,774	(75.4%)
Total GWh Sources	20,919	22,549	(7.2%)

Owned MW Capacity(c)
Summer	19,620	19,489
Winter	20,439	20,347
Nuclear Capacity Factor (%)(f)	95	98

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,252	1,613	(22.4%)
Cooling Degree Days	16	10	60.0%

Variance from Normal
Heating Degree Days	(22.4%)	(6.1%)
Cooling Degree Days	55.1%	42.5%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,846	5,233	(7.4%)
General Service	3,439	3,796	(9.4%)
Industrial	2,351	3,134	(25.0%)
Other Energy Sales	22	12	83.3%
Unbilled Sales	(732)	(614)	(19.2%)
Total Retail Sales	9,926	11,561	(14.1%)	(7.8%)
Wholesale and Other	5,419	6,408	(15.4%)
Total Consolidated Electric Sales – Duke Energy Progress	15,345	17,969	(14.6%)

Average Number of Customers
Residential	1,451,398	1,426,389	1.8%
General Service	247,775	246,149	0.7%
Industrial	3,310	3,336	(0.8%)
Other Energy Sales	2,519	2,569	(1.9%)
Total Retail Customers	1,705,002	1,678,443	1.6%
Wholesale and Other	8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,705,010	1,678,451	1.6%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	748	1,772	(57.8%)
Nuclear	7,131	7,020	1.6%
Hydro	254	225	12.9%
Natural Gas and Oil	5,726	6,748	(15.1%)
Renewable Energy	55	52	5.8%
Total Generation(d)	13,914	15,817	(12.0%)
Purchased Power and Net Interchange(e)	1,922	2,090	(8.0%)
Total Sources of Energy	15,836	17,907	(11.6%)
Less: Line Loss and Other	491	(62)	891.9%
Total GWh Sources	15,345	17,969	(14.6%)

Owned MW Capacity(c)
Summer	12,519	12,464
Winter	13,618	13,605
Nuclear Capacity Factor (%)(f)	92	91

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,063	1,453	(26.8%)
Cooling Degree Days	32	28	14.3%

Variance from Normal
Heating Degree Days	(26.9%)	(8.3%)
Cooling Degree Days	11.7%	143.9%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,493	4,527	(0.8%)
General Service	3,407	3,345	1.9%
Industrial	820	805	1.9%
Other Energy Sales	8	9	(11.1%)
Unbilled Sales	(139)	446	(131.2%)
Total Retail Sales	8,589	9,132	(5.9%)	(4.7%)
Wholesale and Other	401	770	(47.9%)
Total Electric Sales – Duke Energy Florida	8,990	9,902	(9.2%)

Average Number of Customers
Residential	1,740,847	1,711,431	1.7%
General Service	208,644	206,990	0.8%
Industrial	1,812	1,901	(4.7%)
Other Energy Sales	3,704	3,762	(1.5%)
Total Retail Customers	1,955,007	1,924,084	1.6%
Wholesale and Other	10	10	—%
Total Average Number of Customers – Duke Energy Florida	1,955,017	1,924,094	1.6%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	508	823	(38.3%)
Natural Gas and Oil	7,641	7,964	(4.1%)
Renewable Energy	434	279	55.6%
Total Generation(d)	8,583	9,066	(5.3%)
Purchased Power and Net Interchange(e)	714	605	18.0%
Total Sources of Energy	9,297	9,671	(3.9%)
Less: Line Loss and Other	307	(231)	232.9%
Total GWh Sources	8,990	9,902	(9.2%)

Owned MW Capacity(c)
Summer	10,549	10,296
Winter	11,152	11,104

Heating and Cooling Degree Days
Actual
Heating Degree Days	178	297	(40.1%)
Cooling Degree Days	397	293	35.5%

Variance from Normal
Heating Degree Days	(40.2%)	(18.6%)
Cooling Degree Days	35.4%	46.0%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,327	2,461	(5.4%)
General Service	2,111	2,151	(1.9%)
Industrial	1,384	1,296	6.8%
Other Energy Sales	35	26	34.6%
Unbilled Sales	(250)	(103)	(142.7%)
Total Retail Sales	5,607	5,831	(3.8%)	0.5%
Wholesale and Other	35	166	(78.9%)
Total Electric Sales – Duke Energy Ohio	5,642	5,997	(5.9%)

Average Number of Customers
Residential	822,107	810,878	1.4%
General Service	74,570	74,385	0.2%
Industrial	2,395	2,431	(1.5%)
Other Energy Sales	2,836	2,843	(0.2%)
Total Retail Customers	901,908	890,537	1.3%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	901,909	890,538	1.3%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	456	898	(49.2%)
Natural Gas and Oil	11	5	120.0%
Total Generation(d)	467	903	(48.3%)
Purchased Power and Net Interchange(e)	5,755	5,829	(1.3%)
Total Sources of Energy	6,222	6,732	(7.6%)
Less: Line Loss and Other	580	735	(21.1%)
Total GWh Sources	5,642	5,997	(5.9%)

Owned MW Capacity(c)
Summer	1,076	1,076
Winter	1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,097	2,519	(16.8%)
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(16.7%)	(1.7%)
Cooling Degree Days	—%	(100.0%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,494	2,751	(9.3%)
General Service	1,909	1,915	(0.3%)
Industrial	2,581	2,283	13.1%
Other Energy Sales	17	13	30.8%
Unbilled Sales	(486)	(71)	(584.5%)
Total Retail Sales	6,515	6,891	(5.5%)	(1.3%)
Wholesale and Other	835	1,059	(21.2%)
Total Electric Sales – Duke Energy Indiana	7,350	7,950	(7.5%)

Average Number of Customers
Residential	777,686	767,300	1.4%
General Service	105,316	104,734	0.6%
Industrial	2,653	2,664	(0.4%)
Other Energy Sales	3,943	4,003	(1.5%)
Total Retail Customers	889,598	878,701	1.2%
Wholesale and Other	4	3	33.3%
Total Average Number of Customers – Duke Energy Indiana	889,602	878,704	1.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	989	3,861	(74.4%)
Hydro	24	27	(11.1%)
Natural Gas and Oil	302	1,246	(75.8%)
Renewable Energy	2	3	(33.3%)
Total Generation(d)	1,317	5,137	(74.4%)
Purchased Power and Net Interchange(e)	3,657	3,317	10.3%
Total Sources of Energy	4,974	8,454	(41.2%)
Less: Line Loss and Other	(2,376)	504	(571.4%)
Total GWh Sources	7,350	7,950	(7.5%)

Owned MW Capacity(c)
Summer	6,347	6,346
Winter	6,781	6,781

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,299	2,798	(17.8%)
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(17.8%)	1.8%
Cooling Degree Days	—%	(100.0%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2023

	Three Months Ended March 31,
	2023	2022	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	161,463,793	180,187,101	(10.4%)
Duke Energy Midwest LDC throughput (Mcf)	32,001,725	37,246,072	(14.1%)

Average Number of Customers – Piedmont Natural Gas
Residential	1,055,702	1,039,353	1.6%
Commercial	107,487	106,865	0.6%
Industrial	954	958	(0.4%)
Power Generation	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,164,162	1,147,195	1.5%

Average Number of Customers – Duke Energy Midwest
Residential	519,502	515,357	0.8%
General Service	35,356	35,169	0.5%
Industrial	1,715	1,629	5.3%
Other	115	133	(13.5%)
Total Average Number of Gas Customers – Duke Energy Midwest	556,688	552,288	0.8%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.